SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: August 6, 2003

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                   -----------------------------------------
             (Exact name of registrant as specified by its charter)



     Delaware                       33-24483-NY                  11-2914841
------------------------       ----------------------     ----------------------
(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)


                  2005 Beechgrove Place, Utica, New York 13501
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (315) 724-8370
                             ----------------------
                          Registrant's Telephone Number

                                       N/A
                     -------------------------------------
           Former Name or Former Address If Changed Since Last Report

Item 5. Other Events.

The State of Louisiana Department of Quality (DEQ) has permitted Life Energy's client Green Energy Management, LLC (GEM) to install and operate the Biosphere Process System in Louisiana. The Biosphere Process is a waste to energy operation that will generate electricity using various waste streams.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


Exhibit No.     Description
------------       -------------------------
10.1                Exemption to Test



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2003


                    LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                     --------------------------------------
                                   Registrant



By: /s/ Christopher McCormack
---------------------------------------
Christopher McCormack, President and CEO